SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K A/1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):       November 8, 2010

AVT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53372	11-3828743
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

341 Bonnie Circle, Suite 102, Corona, CA 92880
(Address of principal executive offices)

(951) 737-1057
(Registrant’s Telephone Number)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On or about October 5, 2010, the Board of Directors of AVT, Inc., a Nevada corporation (the “Company”), received notice that its primary auditor, Larry O’Donnell, CPA, P.C. (“O’Donnell”), had resigned.

On October 20, 2010, the Company approved De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants, 2580 Anthem Village Drive, Henderson, Nevada 89052 (“De Joya”), as the Company’s primary auditor.

On or about November 8, 2010, the Company sent De Joya a letter advising De Joya that De Joya had been dismissed as the Company primary auditor.

There is a dispute between the Company and De Joya as to whether during the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of De Joya, the Company was made aware by De Joya of the following disagreements on accounting principles which were not resolved to the satisfaction of De Joya:  application of accrual method accounting instead of cash basis accounting; recognition of revenue prior to meeting the criteria specified in SAB No. 104;  accounting for revenue from service contracts; recognition of goodwill in connection with purchase software; adjustments to inventory recorded as depreciation expense; accounting for costs of internally developed software to be sold under ASC 985-20; accounting for common stock issued for interest; accounting for par value of common stock outstanding;  accounting for investment in AC Mexican Food, Inc.

De Joya did not make any reports on our financial statements.

On November 8, 2010, the Board of Directors approved Malcolm L. Pollard, Inc., 4845 W. Lake Road, #119, Erie, PA 16505 (“Pollard”) as the Company’s primary auditor.  During the Company’s two most recent fiscal years and any subsequent interim period prior to engaging Pollard, the Company did not consult with Pollard regarding the application of accounting principle to a specific transaction, or the type of audit opinion that might be rendered on the Company financial statements, or any matter that was the subject of disagreement with our former accountant or a reportable event.

The Company has provided a copy of this disclosure to De Joya and requested that De Joya furnish the Company with a letter, within the time periods prescribed by Item 304 (a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether De Joya agrees with the statements made by the Company and, if not, stating the respects in which De Joya does not agree.

A copy of the former accountants’ response to this Report on Form 8-K is attached hereto as Exhibit 16.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVT, Inc.
/s/	Natalie Russell
By:	Natalie Russell
Its:	Chief Financial Officer